UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2023

Progress Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40027	85-3303412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Winthrop Square Penthouse

Boston, MA 02110

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (617) 401-2700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one-half of one Redeemable Warrant	PGRWU	The NASDAQ Stock Market LLC
Common Stock, par value $0.0001 per share	PGRW	The NASDAQ Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock for an exercise price of $11.50	PGRWW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 17, 2023, Progress Acquisition Corp. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders approved a proposal to adjourn the Special Meeting (the “Adjournment Proposal”) to a later date or dates to permit further solicitation of proxies, or otherwise in connection with, the approval of (a) a proposal to amend the Company’s amended and restated certificate of incorporation (the “Charter”) to extend the date by which the Company must consummate a business combination from May 8, 2023 to November 8, 2023 or such earlier date as determined by the Company’s board of directors, and (b) a proposal to amend the Charter to provide holders of shares of Class B common stock of the Company the right to convert any and all of their shares of Class B common stock into shares of Class A common stock of the Company on a one-for-one basis prior to the closing of a business combination at the election of the holder.

Approval of the Adjournment Proposal required the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting.

The Adjournment Proposal presented at the Special Meeting was approved by the Company’s stockholders. The final voting results for the Adjournment Proposal are set forth below.

For	Against	Abstain
4,725,262	13,459	0

The adjourned Special Meeting is scheduled to reconvene at 10:30 a.m., Eastern time, on April 26, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Progress Acquisition Corp.

Dated: April 17, 2023	By:	/s/ Winston Meade
		Name:	Winston Meade
		Title:	Chief Financial Officer

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